UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) February 26, 2002

TRM CORPORATION (Exact name of registrant as specified in its chapter)

Oregon (State or other jurisdiction of incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)

5208 N.E. 122nd Avenue Portland, Oregon 97230 (Address of principal executive offices) (Zip Code)

(503) 257-8766
Registrant’s telephone number, including area code

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

DESCRIPTION OF DISPOSITION OF ASSETS

On February 14, 2002 TRM Corporation (“TRM or the Company”) and NCR Corporation entered into an agreement to reorganize iATMglobal.net (“iATM”), a majority owned subsidiary of TRM Corporation.

As part of the reorganization, TRM Corporation purchased all the outstanding common shares of iATMglobal.net owned by Alexander Haddow and Alexander Ogilvie for $60,000 cash.  TRM Corporation formed S-3 Corporation, a new wholly owned subsidiary into which TRM contributed all the issued and outstanding shares of common stock of iATMglobal.net. iATMglobal.net repurchased all of its issued and outstanding common shares from S-3 Corporation and, in consideration for the purchase price iATM transferred to S-3 all of the shares of common stock of Strategic Software Solutions (“SSS”), a wholly owned subsidiary of iATMglobal.net, and the remaining $47,000 cash of iATM after reserves for agreed upon liabilities.  S-3 Corporation will retain ownership of Strategic Software Solutions, and certain license agreements to develop and deploy RAAP (Remote Access Application Protocol) Software in the United Kingdom exclusively for two years.  RAAP allows existing Internet e-commerce companies to offer their products and services to customers through the ATM.  In addition SSS will receive $1.2 million in development contracts from NCR Corporation for RAAP development by the end of the first quarter of 2003. S-3 will pay NCR Corporation 8% of its net revenues from RAAP transactions for seven years and 6% of gross revenues in the event it licenses its server software to any third party.

NCR Corporation, the sole owner of iATMglobal.net’s Series A Voting Preferred Stock converted the Series A Preferred Shares of iATMglobal.net into common stock as part of the reorganization, making it the sole shareholder of iATMglobal.net.  NCR will retain the following key assets of  iATMglobal.net: the remaining iATMglobal.net goodwill related to RAAP, RAAP Software and its related patent, rights to deploy RAAP and certain e-commerce content partner contracts. NCR has provided substantially all of TRM Corporation’s Automated Teller Machines  (ATMs) and has provided certain maintenance and related services for a portion of the Company’s base of installed ATMs.

TRM Corporation will recognize its investment in S-3 using the historical basis of  $264,000 for the net assets of Strategic Software Solutions which is substantially equal to TRM Corporation’s net investment in iATMglobal.net as of the closing date of the reorganization agreement.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)                           PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information is filed as part of this current report to reflect TRM Corporation’s agreement with NCR Corporation to reorganize iATMglobal.net, a majority owned subsidiary of TRM Corporation.  On February 14, 2002, the Company signed the agreement to form a new wholly owned subsidiary, S-3, and to exchange substantially all its common shares of iATMglobal.net for iATMglobal.net’s common shares of Strategic Software Solutions.

The proforma consolidated financial statements set forth below have been adjusted to exclude the effect of iATMglobal.net while retaining the operations of Strategic Software Solutions for each respective financial statement period.  The adjustments presented in the pro forma consolidated statements of operations represent the proforma historical results for iATMglobal.net during the fiscal year ended December 31, 2000 and the nine months ended September 30, 2001.  The adjustments presented in the pro forma consolidated balance sheet at September 30, 2001 assume the reorganization of iATMglobal.net occurred on that date under the terms outlined in Item 2. No significant allocations or estimates were required in preparing these adjustments.

The unaudited consolidated interim financial statements of  iATMglobal.net have been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of management , include all adjustments necessary for a fair presentation of the financial information for such interim periods.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the date indicated, nor are they necessarily indicative of future operating results or financial position.

TRM CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEETS

September 30, 2001

 (In thousands)

(unaudited)

	TRM Corporation	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,135	$350	(1)(2)(3)(4)	$1,485
Accounts receivable, net	7,130			7,130
Income tax receivable	101			101
Inventories	3,271			3,271
Prepaid expenses and other	1,539	(35)	(5)	1,504
Deferred tax asset	1,432			1,432
Total current assets	14,608	315		14,923
Equipment and vehicles, less accumulated depreciation	75,261	(231)	(6)	75,030
Restricted Cash	1,780	(1,780)	(1)	0
Other Assets	5,044	(3,016)	(7)	2,028

Total Assets	$96,693	$(4,712)		$91,981

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$5,917			5,917
Accrued expenses	9,339	(98)	(4)	9,241
Current portion of long-term debt	23,433			23,433
Total current liabilities	38,689	(98)		38,591
Long term debt	960	(772)	(4)	188
Deferred income taxes	2,708			2,708
Other long-term liabilities	197			197
Deferred credit	0	408	(9)	408
Total liabilities	42,554	(462)		42,092
Minority interest	3,874	(3,874)	(2)(3)(8)	0
Shareholders’ equity:
Preferred stock, no par value. Authorized 5,000 shares; 1,778 shares issued and outstanding	19,798			19,798
Common stock, no par value. Authorized50,000 shares; 7,063 shares issued and outstanding	19,026			19,026
Accumulated other comprehensive income	(2,594)	(20)	(10)	(2,614)
Retained earnings	14,035	(356)	(2)	13,679
Total shareholders’ equity	50,265	(375)		49,889

	$96,693	$(4,712)		$91,981

(1)                      To reclassify iATMglobal.net restricted cash of $1.78 million

(2)                      To record severance of $500,000

(3)                      To record payment of $60,000 to Alex Haddow and Alex Ogilvie for repurchase of common stock of iATMglobal.net

(4)                      To record payoff of iATMglobal.net debt totaling $870,000

(5)                      To eliminate iATMglobal.net prepaid expenses

(6)                      To eliminate iATMglobal.net fixed assets

(7)                      To eliminate iATMglobal.net Other assets

(8)                      To eliminate iATMglobal.net Minority interest

(9)                      To record negative goodwill resulting from difference in TRM net investment in iATMglobal.net of $941,000 at September 30, 2001 and the net assets of SSS of $1,349,000 received

(10)                To eliminate iATMglobal.net Other comprehensive income

TRM CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

September 30, 2001

(unaudited)

(In thousands, except per share data)

	TRM Corporation	Adjustments		Pro Forma
Sales	$59,063	$1,236	(1)	$60,299
Less discounts	9,587	———		9,587
Net sales	49,476	1,236		50,712
Cost of sales	29,612	447	(2)	30,059
Gross profit	19,864	789		20,653
Selling,general and administrative expense	22,191	(2,708)	(3)	19,483
Operating income (loss)	(2,327)	3,497		1,170
Other (income) expense:
Interest	1,790	(35)	(4)	1,755
Other, net	(1,047)	171	(5)	(876)
Income (loss) before minority interest	(3,070)	3,361		291
Minority interest in earnings of consolidated subsidiary	881	(881)	(6)	—
Income (loss) before income taxes	(2,189)	2,480		291
Provision (benefit) for income taxes	67	————		67
Net income (loss)	$(2,256)	$2,480		$224

Earnings per share computation:
Net income (loss)	$(2,256)			$224
Preferred stock dividends	$(1,123)			$(1,123)
Net income (loss) available to common Shareholders	$(3,379)			$(899)
Basic net income (loss) per share:
Shares outstanding	7,063			7,063
Net income (loss) per share	$(0.48)			$(0.13)
Diluted net income (loss) available to common shareholders per share
Shares outstanding	7,063			7,063
Net income (loss) per share	$(0.48)			$(0.13)

(1)          To add back SSS revenue earned from iATMglobal.net

(2)          To add back cost of sales related to the SSS revenue earned from iATMglobal.net

(3)          To eliminate iATMglobal.net sales and administrative expense of $2,708,000

(4)          To eliminate iATMglobal.net interest expense

(5)          To eliminate iATMglobal.net other income

(6)          To eliminate iATMglobal.net minority interest

TRM CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

December 31, 2000

(In thousands, except per share data)

	TRM Corporation (audited)	Adjustments (unaudited)		Pro Forma (unaudited)
Sales	$76,081	$424	(1)	$76,505
Less discounts	12,268	———		12,268
Net sales	63,813	424		64,237
Cost of sales	39,433	151	(2)	39,584
Gross profit	24,380	273		24,653
Selling, general and administrative expense	29,691	(2,624)	(3)(4)	27,067
Operating income (loss)	(5,311)	2,897		(2,414)
Other (income) expense:
Interest	2,182	(38)	(5)	2,144
Other, net	(202)	200	(6)	(2)
Income (loss) before minority interest	(7,291)	2,735		(4,556)
Minority interest in earnings of consolidated subsidiary	495	(495)	(7)	———
Income (loss) before income taxes	(6,796)	2,240		(4,556)
Provision (benefit) for income taxes	(2,041)	———		(2,041)
Net income (loss)	$(4,755)	$2,240		$(2,515)

Earnings per share computation:
Net income (loss)	$(4,755)			$(2,515)
Preferred stock dividends	$(1,500)			$(1,500)
Net income (loss) available to common Shareholders	$(6,255)			($4,015)
Basic net income (loss) per share:
Shares outstanding	7,068			7,068
Net income (loss) per share	$(0.88)			$(0.57)
Diluted net income (loss) available to common shareholders per share
Shares outstanding	7,068			7,068
Net income (loss) per share	$(0.88)			$(0.57)

(1)          To add back SSS revenue earned from iATMglobal.net

(2)          To add back cost of sales related to the SSS revenue earned from iATMglobal.net

(3)          To eliminate iATMglobal.net sales and administrative expense of $2,124,000

(4)          To recognize iATMglobal.net severance expense of $500,000 in connection with the transaction

(5)          To eliminate iATMglobal.net interest expense

(6)          To eliminate iATMglobal.net other income

(7)          To eliminate iATMglobal.net minority interest

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation
(Registrant)

/s/ Daniel L. Spalding
Date February 26, 2002	Daniel L. Spalding, President (Signature)